                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-1702

                           SCUDDER DYNAMIC GROWTH FUND
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Dynamic Growth Fund

Annual Report to Shareholders

September 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Reviews

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small- to medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be more sensitive to erratic and abrupt market movements than securities of larger, more-established companies. Additionally, the fund may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings during all periods shown for Class B, C and Institutional Class and for the 3-, 5- and 10-year periods shown for Class A reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04
Scudder Dynamic Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	2.70%	.11%	-7.80%	1.58%
Class B	1.97%	-.76%	-8.74%	.52%
Class C	1.54%	-.75%	-8.60%	.69%
Russell Midcap Growth Index+	13.68%	10.09%	.63%	9.64%
S&P 500 Index++	13.87%	4.05%	-1.31%	11.08%

Scudder Dynamic Growth Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class**	3.53%	.73%	-7.31%	.70%
Russell Midcap Growth Index+	13.68%	10.09%	.63%	8.49%
S&P 500 Index++	13.87%	4.05%	-1.31%	9.83%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
** On August 13, 2004, Class I shares of the Fund were renamed Institutional Class.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Dynamic Growth Fund - Class A [] Russell Midcap Growth Index+ [] S&P 500 Index++

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/04
Scudder Dynamic Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,680	$9,456	$6,278	$11,022
	Average annual total return	-3.20%	-1.85%	-8.89%	.98%
Class B	Growth of $10,000	$9,897	$9,578	$6,283	$10,530
	Average annual total return	-1.03%	-1.43%	-8.87%	.52%
Class C	Growth of $10,000	$10,154	$9,778	$6,378	$10,708
	Average annual total return	1.54%	-.75%	-8.60%	.69%
Russell Midcap Growth Index+	Growth of $10,000	$11,368	$13,342	$10,320	$25,093
	Average annual total return	13.68%	10.09%	.63%	9.64%
S&P 500 Index++	Growth of $10,000	$11,387	$11,263	$9,363	$28,612
	Average annual total return	13.87%	4.05%	-1.31%	11.08%

The growth of $10,000 is cumulative.

+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 9/30/04
Scudder Dynamic Growth Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class**	Growth of $10,000	$10,353	$10,222	$6,842	$10,664
	Average annual total return	3.53%	.73%	-7.31%	.70%
Russell Midcap Growth Index+	Growth of $10,000	$11,368	$13,342	$10,320	$21,258
	Average annual total return	13.68%	10.09%	.63%	8.49%
S&P 500 Index++	Growth of $10,000	$11,387	$11,263	$9,363	$23,805
	Average annual total return	13.87%	4.05%	-1.31%	9.83%

The growth of $10,000 is cumulative.

* Institutional Class shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
** On August 13, 2004, Class I Shares of the Fund were renamed Institutional Class.
+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value
	Class A	Class B	Class C	Institutional Class**
Net Asset Value: 9/30/04	$ 3.04	$ 2.59	$ 2.64	$ 3.23
9/30/03	$ 2.96	$ 2.54	$ 2.60	$ 3.12

Class A Lipper Rankings - Mid-Cap Growth Funds Category as of 9/30//04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	469	of	505	93
3-Year	370	of	408	91
5-Year	240	of	255	94
10-Year	94	of	98	95

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and Institutional Class limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 935.40	$ 931.70	$ 929.60	$ 939.00
Expenses Paid per $1,000*	$ 6.60	$ 12.02	$ 12.12	$ 4.80
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,018.25	$ 1,012.63	$ 1,012.51	$ 1,020.11
Expenses Paid per $1,000*	$ 6.88	$ 12.52	$ 12.64	$ 5.00

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder Dynamic Growth Fund	1.36%	2.50%	2.51%	1.01%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Dynamic Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Dynamic Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Samuel A. Dedio

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 after eight years of experience, formerly serving as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor's Corp.

• Over 13 years of investment industry experience.

• MS, American University, Kogod School of Business.

• Joined the fund in 2002.

Robert S. Janis

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2004.

• Previously served as portfolio manager for ten years at Credit Suisse Asset Management (or at its predecessor Warburg Pincus Asset Management).

• Over 20 years of investment industry experience.

• MBA, University of Pennsylvania, Wharton School.

In the following interview, Co-Lead Portfolio Managers Samuel A. Dedio and Robert S. Janis discuss Scudder Dynamic Growth Fund's market environment, performance and strategy during the 12-month period ended September 30, 2004. Audrey M.T. Jones retired on June 30, 2004. Effective July 1, 2004, Dedio and Janis became co-lead portfolio managers of the fund.

Q: How did Scudder Dynamic Growth Fund perform during its most recent fiscal year?

A: Scudder Dynamic Growth Fund posted a 2.70% total return (Class A shares unadjusted for sales charge) for the 12-month period, compared with the 13.68% return of the Russell Midcap Growth Index. The Lipper Mid-Cap Growth Funds category posted a 10.42% average return for the 12-month period.1 (Please see the Performance Summary that begins on page 3 for standardized performance for all share classes.)

1 Source: Lipper Inc. The Lipper Mid-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P MidCap 400 Index. It is not possible to invest directly in an index or a Lipper category.

The fund's underperformance relative to its benchmarks was due mainly to mixed results from specific stock selection and sector positioning. Performance was also negatively affected by the fact that the most illiquid, speculative and smallest companies, many of them without real earnings, were snapped up by investors during the 12-month period after having been beaten down from 2000 to 2002. By contrast, we have kept a steady, long-term focus on high-quality companies with consistent operating results, strong balance sheets and a stable history of operations.

Q: What were the best and worst stock performers for the fund?

A: During the 12-month period, the top contributors to performance were Harman International Industries, Inc. in the consumer discretionary sector and Chicago Mercantile Exchange Holdings Inc. within financials. Harman makes high-quality audio and "infotainment" systems, as well as larger systems that are used by stadiums and radio stations. It is also the leading manufacturer of infotainment systems used in automobiles, a market that is growing rapidly. Harman has beat earnings estimates and reported record earnings consistently for its fiscal year ended June 30, 2004. The Chicago Mercantile Exchange's principal activity is the trading of futures and options on futures contracts. The Exchange offers market participants the opportunity to trade in four product areas: interest rates, stock indexes, foreign exchange and commodities. (As of September 30, 2004, the position in Chicago Mercantile Exchange was sold.)

The most disappointing stocks for the fund were Alliance Gaming Corporation from the consumer discretionary sector and Foundry Networks, Inc. from the information technology sector. Alliance Gaming sells gaming machines and monitoring, accounting and security systems to casinos. The company disappointed investors by missing earnings estimates for the June 2004 quarter, citing lower income from its recurring revenue streams. We believed that company fundamentals had deteriorated, and we lacked confidence in the company's ability to execute, so the position was sold in June. The sale enabled the fund to avoid further damage, as the stock continued to decline through the end of the period. Foundry Networks, Inc. designs and manufactures a suite of data networking solutions. The company's products include Ethernet switches, routers and Internet traffic-management products. The company was adversely affected by below-estimate reported revenues in the second quarter of 2004 and by industry weakness during the year. We believe that the company is a turnaround story and is undervalued relative to its growth prospects, so we continue to hold it.

Q: What impact did sector positioning and stock selection have on the fund's results?

A: For the period, stock selection and sector positioning both had a negative effect on performance. While the fund benefited from an overweight (relative to the benchmark) in both materials and telecommunications services, our overweight in information technology and financials and our underweight in energy adversely affected performance. Stock selection was the primary detractor from performance for the annual period. While stock selection in consumer discretionary and telecommunications services added to performance, our picks in health care, industrials and information technology lagged their counterpart sectors in the benchmark.

Q: What were the major factors affecting stock market performance during the period?

A: During October 2003, the macroeconomic picture showed many signs of improvement to indicate that the US economy was firmly on the path of expansion. The Institute for Supply Management manufacturing index, a leading economic indicator, rose to 57% from 53.7% in September 2003. At the same time, the services side of the economy grew for the seventh consecutive month. The equity markets continued to surge - led by value stocks for the second consecutive month - as a result of favorable economic indicators and positive corporate earnings announcements. During November and December, expansion continued in the manufacturing sector, while the unemployment rate dropped to a 14-month low of 5.7%, and consumers continued to spend as chain stores reported the strongest holiday season in four years.

In January 2004, economic data continued to show signs of improvement. Although the employment picture remained cloudy, the unemployment rate decreased from 5.9% to 5.7% and the equity markets continued to surge led by the small-cap equity segment. In February 2004, the economy showed sustained improvement as fourth quarter gross domestic product (GDP) grew at a solid 4.1% rate, primarily as a result of stronger business equipment and software spending, higher inventory investment and increased export volume. Inflation remained muted as measured by the consumer price index, rising by 0.5% in January. In March, concern regarding the slow job recovery, higher energy prices and terrorist events hampered consumer and investor confidence. Despite this news, the equity markets ended both the month and quarter with positive performance.

From April through June, the macroeconomic picture continued to indicate that the US economy was expanding purposefully, as 800,000 new jobs were reported over the three-month period. Second-quarter GDP grew at a 3.0% rate, primarily as a result of strong business investment. In August, however, signs of moderation in economic growth, including a revised second quarter GDP rate of 2.8% and lower than expected employment numbers, made consumers and investors wonder whether the recovery was sustainable. In September, headlines focused increasingly on the two presidential candidates and overshadowed positive economic data released during the period. The Federal Reserve also raised short-term interest rates by 25 basis points to 1.75%, stating its belief that the economy had regained some traction. Despite these positive indicators, consumers remained concerned as oil prices stayed above $50 per barrel. In addition, escalating presidential campaign rhetoric pertaining to the economy and US job growth adversely affected consumer and investor confidence. Despite higher oil prices and weak earnings news, equity markets rallied in September and ended the period on a positive note.

Q: In light of the results for the most recent period, what investment strategies will you be pursuing going forward?

A: With underlying economic and market factors supportive of the equity markets, we believe that investor focus continues to turn toward the more profitable, institutional-quality small- and mid-cap companies as they report earnings. This should continue to bode well for the segment, despite rising interest rates, higher energy costs and slowing mutual fund flows. For the third quarter, earnings growth is expected to come in ahead of large caps, and this should continue to drive better relative performance. While the small-cap and mid-cap segments as a whole may be fairly valued versus large caps, with the economic recovery progressing, there could be expansion and continued outperformance on several market-cap fronts. Small-cap growth and mid-cap growth still look cheaper than small-cap value and mid-cap value, respectively. With the continued signs of a return to quality, we believe that the last quarter of 2004 will continue to be a stock picker's market. We have not changed our time-tested, valuation-sensitive investment process, and we are optimistic that our process will work in the current market environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2004

Asset Allocation	9/30/04	9/30/03

Common Stocks	97%	94%
Cash Equivalents	3%	6%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/04	9/30/03

Consumer Discretionary	25%	15%
Health Care	22%	19%
Information Technology	21%	29%
Financials	9%	10%
Materials	7%	2%
Energy	7%	5%
Industrials	5%	12%
Telecommunication Services	2%	1%
Consumer Staples	2%	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2004 (27.0% of Portfolio)
1. Cognos, Inc. Manufacturer and distributor of software	3.8%
2. Packaging Corp. of America Manufacturer of containerboard and corrugated packaging products	2.9%
3. Rowan Companies, Inc. Contractor of drilling oil and gas wells	2.9%
4. The First Marblehead Corp. Provider of services for private education lending	2.7%
5. Harman International Industries, Inc. Manufacturer of high fidelity audio and video components	2.5%
6. Columbia Sportswear Co. Manufacturer of active outdoor apparel	2.5%
7. Intuit, Inc. Producer of financial software for households and small businesses	2.5%
8. Legg Mason, Inc. Provider of various financial services	2.5%
9. Urban Outfitters, Inc. Operator of retail and wholesale merchandise to customer niches	2.4%
10. Coventry Health Care, Inc. Provider of managed health care services	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2004

	Shares	Value ($)

Common Stocks 97.5%
Consumer Discretionary 24.5%
Hotels Restaurants & Leisure 7.2%
MGM Mirage*	96,400	4,786,260
P.F. Chang's China Bistro, Inc.*	81,300	3,942,237
Station Casinos, Inc.	54,700	2,682,488
The Cheesecake Factory, Inc.*	112,400	4,878,160
		16,289,145
Household Durables 4.2%
Garmin Ltd.	86,100	3,723,825
Harman International Industries, Inc.	53,900	5,807,725
		9,531,550
Specialty Retail 8.5%
Advance Auto Parts, Inc.*	105,400	3,625,760
Aeropostale, Inc.*	164,600	4,312,520
Chico's FAS, Inc.*	98,400	3,365,280
Regis Corp.	61,300	2,465,486
Urban Outfitters, Inc.*	159,800	5,497,120
		19,266,166
Textiles, Apparel & Luxury Goods 4.6%
Columbia Sportswear Co.*	105,500	5,749,750
Fossil, Inc.*	156,700	4,848,298
		10,598,048
Consumer Staples 2.0%
Beverages 1.0%
Constellation Brands, Inc. "A"*	59,000	2,245,540
Food Products 1.0%
Dean Foods Co.*	79,700	2,392,594
Energy 6.6%
Energy Equipment & Services 4.9%
BJ Services Co.	86,600	4,538,706
Rowan Companies, Inc.*	248,400	6,557,760
		11,096,466
Oil & Gas 1.7%
Ultra Petroleum Corp.*	81,400	3,992,670
Financials 8.4%
Capital Markets 5.7%
E*TRADE Financial Corp.*	292,500	3,340,350
Investors Financial Services Corp.	89,100	4,021,083
Legg Mason, Inc.	107,550	5,729,188
		13,090,621
Diversified Financial Services 2.7%
The First Marblehead Corp.*	132,200	6,134,080
Health Care 21.1%
Biotechnology 8.1%
Affymetrix, Inc.*	81,800	2,512,078
Charles River Laboratories International, Inc.*	51,800	2,372,440
Chiron Corp.*	48,000	2,121,600
Genzyme Corp. (General Division)*	71,200	3,873,992
Invitrogen Corp.*	53,800	2,958,462
Martek Biosciences Corp.*	45,600	2,217,984
Neurocrine Biosciences, Inc.*	48,500	2,287,260
		18,343,816
Health Care Equipment & Supplies 3.3%
C.R. Bard, Inc.	40,900	2,316,167
Kinetic Concepts, Inc.*	99,100	5,207,705
		7,523,872
Health Care Providers & Services 7.4%
Community Health Systems, Inc.*	181,700	4,847,756
Coventry Health Care, Inc.*	98,400	5,251,608
Pediatrix Medical Group, Inc.*	37,700	2,067,845
Triad Hospitals, Inc.*	137,600	4,738,944
		16,906,153
Pharmaceuticals 2.3%
Celgene Corp.*	88,400	5,147,532
Industrials 5.1%
Airlines 1.0%
JetBlue Airways Corp.*	112,700	2,357,684
Commercial Services & Supplies 2.3%
Stericycle, Inc.*	113,600	5,214,240
Road & Rail 1.8%
Heartland Express, Inc.	220,600	4,070,070
Information Technology 20.9%
Communications Equipment 1.5%
Foundry Networks, Inc.*	364,300	3,457,207
Computers & Peripherals 1.5%
QLogic Corp.*	114,800	3,399,228
IT Consulting & Services 1.9%
Cognizant Technology Solutions Corp.*	139,500	4,256,145
Office Electronics 1.8%
Zebra Technologies Corp. "A"*	69,000	4,209,690
Semiconductors & Semiconductor Equipment 6.8%
Intersil Corp. "A"	264,900	4,219,857
Linear Technology Corp.	139,100	5,040,984
Microchip Technology, Inc.	142,500	3,824,700
NVIDIA Corp.*	162,000	2,352,240
		15,437,781
Software 7.4%
BEA Systems, Inc.*	350,300	2,420,573
Cognos, Inc.*	243,200	8,638,464
Intuit, Inc.*	126,300	5,734,020
		16,793,057
Materials 6.8%
Containers & Packaging 2.9%
Packaging Corp. of America	270,600	6,621,582
Metals & Mining 3.9%
Peabody Energy Corp.	88,200	5,247,900
United States Steel Corp.	94,700	3,562,614
		8,810,514
Telecommunication Services 2.1%
Wireless Telecommunication Services
Nextel Partners, Inc. "A"*	285,400	4,731,932
Total Common Stocks (Cost $195,645,661)		221,917,383

Preferred Stocks 0.0%
Information Technology 0.0%
Software
fusionOne* (c)	690,608	62,155
Planetweb, Inc. "E"* (c)	413,603	0
		62,155
Telecommunication Services 0.0%
Diversified Telecommunication Services
Convergent Networks, Inc.* (c)	345,565	20,734
Total Preferred Stocks (Cost $6,000,001)		82,889

Cash Equivalents 2.7%
Scudder Cash Management QP Trust 1.70% (b) (Cost $6,050,184)	6,050,184	6,050,184

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $207,695,846) (a)	100.2	228,050,456
Other Assets and Liabilities, Net	(.2)	(486,025)
Net Assets	100.0	227,564,431

* Non-income producing security.
(a) The cost for federal income tax purposes was $212,346,964. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $15,703,492. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $35,526,783 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,823,291.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.
Schedule of Restricted Securities
Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Convergent Networks, Inc.	September 2000	-	20,734.01
fusionOne	October 2000	3,750,001	62,155.03
Planetweb, Inc. "E"	September 2000	2,250,000	-	-
Total Restricted Securities			82,889.04

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2004
Assets
Investments: Investments in securities, at value (cost $201,645,662)	$ 222,000,272
Investment in Scudder Cash Management QP Trust (cost $6,050,184)	6,050,184
Total investments in securities, at value (cost $207,695,846)	228,050,456
Dividends receivable	51,019
Interest receivable	11,231
Receivable for Fund shares sold	64,753
Other assets	17,857
Total assets	228,195,316
Liabilities
Payable for Fund shares redeemed	154,599
Accrued management fee	75,983
Other accrued expenses and payables	400,303
Total liabilities	630,885
Net assets, at value	$ 227,564,431
Net Assets
Net assets consist of: Accumulated net investment loss	(510)
Net unrealized appreciation (depreciation) on investments	20,354,610
Accumulated net realized gain (loss)	(320,175,362)
Paid-in capital	527,385,693
Net assets, at value	$ 227,564,431

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($192,872,842 / 63,376,636 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 3.04
Maximum offering price per share (100 / 94.25 of $3.04)	$ 3.23
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($25,444,450 / 9,839,394 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 2.59
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,077,498 / 3,432,373 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 2.64
Institutional Class Net Asset Value, offering and redemption price per share ($169,641 / 52,483 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 3.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2004
Investment Income
Income: Dividends	$ 546,787
Interest - Scudder Cash Management QP Trust	85,072
Total Income	631,859
Expenses: Management fee Basic fee	1,694,013
Performance adjustment	227,433
Services to shareholders	1,031,019
Custodian fees	14,646
Distribution service fees	942,209
Auditing	58,717
Legal	17,660
Trustees' fees and expenses	32,283
Reports to shareholders	95,403
Registration fees	37,102
Other	14,041
Total expenses, before expense reductions	4,164,526
Expense reductions	(49,049)
Total expenses, after expense reductions	4,115,477
Net investment loss	(3,483,618)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	28,950,064
Net unrealized appreciation (depreciation) during the period on investments	(16,735,759)
Net gain (loss) on investment transactions	12,214,305
Net increase (decrease) in net assets resulting from operations	$ 8,730,687

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ (3,483,618)	$ (2,541,453)
Net realized gain (loss) on investment transactions	28,950,064	(70,009,022)
Net unrealized appreciation (depreciation) on investment transactions during the period	(16,735,759)	156,446,777
Net increase (decrease) in net assets resulting from operations	8,730,687	83,896,302
Fund share transactions: Proceeds from shares sold	40,629,070	41,693,562
Cost of shares redeemed	(84,055,339)	(73,127,815)
Net increase (decrease) in net assets from Fund share transactions	(43,426,269)	(31,434,253)
Increase (decrease) in net assets	(34,695,582)	52,462,049
Net assets at beginning of period	262,260,013	209,797,964
Net assets at end of period (including accumulated net investment loss of $510 and $21,114, respectively)	$ 227,564,431	$ 262,260,013

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 2.96	$ 2.06	$ 3.02	$ 9.10	$ 6.12
Income from investment operations: Net investment income (loss)	(.04)[a]	(.02)[a]	(.02)[a]	(.03)	(.08)[a]
Net realized and unrealized gain (loss) on investment transactions	.12	.92	(.94)	(4.73)	3.42
Total from investment operations	.08	.90	(.96)	(4.76)	3.34
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.32)	(.36)
Net asset value, end of period	$ 3.04	$ 2.96	$ 2.06	$ 3.02	$ 9.10
Total Return (%)[b]	2.70	43.69	(31.79)[c]	(57.42)[c]	55.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	193	217	168	325	821
Ratio of expenses before expense reductions (%)	1.40	1.23	1.08	1.14[d]	1.34
Ratio of expenses after expense reductions (%)	1.40	1.23	1.07	1.10[d]	1.33
Ratio of net investment income (loss) (%)	(1.16)	(.94)	(.74)	(.67)	(1.02)
Portfolio turnover rate (%)	80	134	59	132	156
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.11% and 1.10%, respectively.

Class B
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 2.54	$ 1.78	$ 2.65	$ 8.29	$ 5.67
Income from investment operations: Net investment income (loss)	(.06)[a]	(.04)[a]	(.04)[a]	(.08)	(.16)[a]
Net realized and unrealized gain (loss) on investment transactions	.11	.80	(.83)	(4.24)	3.14
Total from investment operations	.05	.76	(.87)	(4.32)	2.98
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.32)	(.36)
Net asset value, end of period	$ 2.59	$ 2.54	$ 1.78	$ 2.65	$ 8.29
Total Return (%)[b]	1.97[c]	42.70	(32.83)	(57.94)	53.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	35	31	63	186
Ratio of expenses before expense reductions (%)	2.64	2.13	2.01	2.26[d]	2.51
Ratio of expenses after expense reductions (%)	2.50	2.13	2.01	2.25[d]	2.50
Ratio of net investment income (loss) (%)	(2.26)	(1.84)	(1.68)	(1.82)	(2.19)
Portfolio turnover rate (%)	80	134	59	132	156
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.19% and 2.19%, respectively.

Class C
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 2.60	$ 1.82	$ 2.70	$ 8.39	$ 5.71
Income from investment operations: Net investment income (loss)	(.06)[a]	(.04)[a]	(.04)[a]	(.06)	(.13)[a]
Net realized and unrealized gain (loss) on investment transactions	.10	.82	(.84)	(4.31)	3.17
Total from investment operations	.04	.78	(.88)	(4.37)	3.04
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.32)	(.36)
Net asset value, end of period	$ 2.64	$ 2.60	$ 1.82	$ 2.70	$ 8.39
Total Return (%)[b]	1.54[c]	42.86	(32.59)	(58.02)	55.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	11	8	11	21
Ratio of expenses before expense reductions (%)	2.53	2.05	1.91	1.97[d]	2.10
Ratio of expenses after expense reductions (%)	2.51	2.05	1.91	1.89[d]	2.10
Ratio of net investment income (loss) (%)	(2.27)	(1.76)	(1.58)	(1.46)	(1.79)
Portfolio turnover rate (%)	80	134	59	132	156
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.

Institutional Class
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 3.12	$ 2.16	$ 3.16	$ 9.38	$ 6.27
Income from investment operations: Net investment income (loss)	(.03)[a]	(.01)[a]	(.01)[a]	(.02)	(.05)[a]
Net realized and unrealized gain (loss) on investment transactions	.14	.97	(.99)	(4.88)	3.52
Total from investment operations	.11	.96	(1.00)	(4.90)	3.47
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.32)	(.36)
Net asset value, end of period	$ 3.23	$ 3.12	$ 2.16	$ 3.16	$ 9.38
Total Return (%)	3.53[b]	44.44	(31.65)	(57.33)	56.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.17	.25	3	7	20
Ratio of expenses before expense reductions (%)	1.05	.72	.60	.71[c]	.97
Ratio of expenses after expense reductions (%)	1.01	.72	.60	.70[c]	.96
Ratio of net investment income (loss) (%)	(.76)	(.43)	(.27)	(.27)	(.65)
Portfolio turnover rate (%)	80	134	59	132	156
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .70% and .69%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Dynamic Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. On August 13, 2004, Class I was renamed Institutional Class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $315,524,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($194,045,000), September 30, 2011 ($114,817,000) and September 30, 2012 ($6,662,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (315,524,000)
Net unrealized appreciation (depreciation) on investments	$ 15,703,492

* For tax purposes short-term capital gains distributions are condidered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $204,125,353 and $251,997,558, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to 1/12 of the annual rate of 0.65% of the Fund's average daily net assets computed and accrued daily, which is then adjusted monthly upward or downward by a maximum of 0.30% based upon the performance for the immediately preceding twelve months of the Class A shares of the Fund as compared to the performance of the Standard & Poor's 500 Index.

Accordingly, for the year ended September 30, 2004, the fee pursuant to the Management Agreement, including the performance adjustment, was 0.74% of the Fund's average net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.50% of average daily net assets for Class A, B and C shares, respectively, and 1.00% of average daily net assets for Institutional Class shares (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

For the year ended September 30, 2004, the Advisor had agreed to reimburse the Fund an additional $1,652 for expenses.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended September 30, 2004, the amount charged to the Fund by SISC was as follows:

Service Provider Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2004
Class A	$ 603,898	$ -	$ 140,225
Class B	245,930	44,994	55,759
Class C	69,636	2,148	17,087
Institutional Class	438	115	256
	$ 919,902	$ 47,257	$ 213,327

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2004
Class B	$ 238,478	$ 16,520
Class C	79,783	5,817
	$ 318,261	$ 22,337

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2004	Annualized Effective Rate
Class A	$ 523,995	$ 30,971.24%
Class B	74,244	3,475.23%
Class C	25,709	1,257.24%
	$ 623,948	$ 35,703

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2004 aggregated $16,566 and $125, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2004, the CDSC for Class B and C shares aggregated $97,417 and $610, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2004, SDI received $49.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2004, the Fund's custodian fee was reduced by $140 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,860,487	$ 28,281,432	10,750,826	$ 26,396,706
Class B	3,239,000	8,824,260	5,024,492	10,647,555
Class C	1,259,110	3,521,985	1,725,147	3,731,260
Institutional Class	488	1,393	391,412	918,041
		$ 40,629,070		$ 41,693,562
Shares redeemed
Class A	(18,696,594)	$ (59,315,221)	(19,216,790)	$ (46,569,104)
Class B	(6,997,506)	(18,989,340)	(8,766,669)	(18,394,412)
Class C	(2,025,565)	(5,655,313)	(1,670,737)	(3,570,247)
Institutional Class	(27,973)	(95,465)	(1,914,302)	(4,594,052)
		$ (84,055,339)		$ (73,127,815)
Net increase (decrease)
Class A	(9,836,107)	$ (31,033,789)	(8,465,964)	$ (20,172,398)
Class B	(3,758,506)	(10,165,080)	(3,742,177)	(7,746,857)
Class C	(766,455)	(2,133,328)	54,410	161,013
Institutional Class	(27,485)	(94,072)	(1,522,890)	(3,676,011)
		$ (43,426,269)		$ (31,434,253)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Fund Merger

On June 15, 2004, the Board of Scudder Dynamic Growth Fund ("the Fund") approved, in principle, the merger of the Fund into Scudder Mid Cap Fund, a Scudder fund managed by the same portfolio management team.

Completion of the merger is subject to approval by the shareholders of the Fund at a shareholder meeting expected to be held during the fourth quarter of 2004.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Scudder Dynamic Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Dynamic Growth Fund (the "Fund"), as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Dynamic Growth Fund at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 19, 2004	/s/ Ernst & Young LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	85
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	85
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	85
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	85
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	85
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	85
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	85
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	85
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	85

Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	140
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 280 Park Avenue, New York, New York
4 Address: 345 Park Avenue, New York, New York
5 Address: Two International Place, Boston, Massachusetts
6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KSCAX	KSCBX	KSCCX	KSCIX
CUSIP Number	81114R-103	81114R-202	81114R-301	81114R-400
Fund Number	004	204	304	504

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2004, Scudder Dynamic Growth Fund has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that  applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           SCUDDER DYNAMIC GROWTH FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year  Audit Fees                        Tax Fees        All Other
    Ended       Billed       Audit-Related     Billed to      Fees Billed
September 30,  to Fund   Fees Billed to Fund     Fund           to Fund
--------------------------------------------------------------------------------
2004            $48,401         $0             $8,541             $0
--------------------------------------------------------------------------------
2003            $44,385         $0             $7,746             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                  Audit-Related                               All
                 Fees Billed to  Tax Fees Billed to    Other Fees Billed
 Fiscal Year      Adviser and       Adviser and         to Adviser and
    Ended       Affiliated Fund   Affiliated Fund      Affiliated Fund
September 30,  Service Providers Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                $281,500           $0                    $0
--------------------------------------------------------------------------------
2003                $137,900           $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                            Total Non-Audit Fees
                           billed to Adviser and       Total
                              Affiliated Fund        Non-Audit
                             Service Providers     Fees billed
                            (engagements related  to Adviser and
                 Total         directly to the     Affiliated Fund
                Non-Audit      operations and     Service Providers
               Fees Billed  financial reporting      (all other        Total
 Fiscal Year     to Fund        of the Fund)        engagements)    of (A), (B)
    Ended
 September 30,      (A)             (B)                   (C)         and (C)
--------------------------------------------------------------------------------
2004              $8,541             $0              $441,601           $450,142
--------------------------------------------------------------------------------
2003              $7,746             $0             $4,111,261        $4,119,007
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that "... an accountant's independence will be impaired if the accountant has ... custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Dynamic Growth Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Dynamic Growth Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ------------------------------

By:                                 /s/Paul Schubert
                                    ------------------------------
                                    Chief Financial Officer

Date:                               December 6, 2004
                                    ------------------------------